                                                       Attach to Exhibit 10.19



     Attached hereto is an English translation of the original Spanish version of the Purchase Agreement between ASC Bolivia LDC and Litoral Mining Cooperative Ltd., dated July 31, 1997, regarding the Animas concession. The Company employed translators to translate the above referenced agreement and based on this the undersigned believes that the attached is a fair and accurate English translation of the above referenced agreement.


                                         /s/ Keith R. Hulley
                                         -------------------
                                         Keith R. Hulley
                                         Director
                                         Apex Silver Mines Limited

                                         Date: August 29, 1997

                          KATHERINE RAMIREZ DE LOAYZA
                                     LAWYER




                           FIRST CLASS NOTARY PUBLIC


        of edificio "handal" . oficina 508 . tel:  378938 . fax:  392887 home:  edificio "naira" . piso 7 depto.701 . tel:  359177




                                   AFFIDAVIT
                                 No.     776/97
                                      ---------



FOR: THE PUBLIC WRIT FOR THE SALE PURCHASE OF TWO EXPLOITATION MINING CONCESSIONS THROUGH THE EXERCISE OF AN OPTION TO BUY, SUBSCRIBED AND CELEBRATED BY THE MINING COOPERATIVE "LITORAL LTDA." AND THE MINING COMPANY ASC BOLIVIA LDC. (BOLIVIAN BRANCH), FOR THE AMOUNT OF ONE HUNDRED AND FIFTY THOUSAND 00/100 AMERICAN DOLLARS ($US150,000)

                                                         La Paz, 31st July, 1997

              FILES:  JORGE CUBA VELASCO - PEDRO I. VIVEROS CAMPOS

                                                                         BOLIVIA

                                 "CORRESPONDS"




                               A F F I D A V I T

NUMBER: SEVEN HUNDRED AND SEVENTY SIX. --------------------------------- No. 776

FOR THE SALE PURCHASE PUBLIC WRIT OF TWO EXPLOITATION MINING CONCESSIONS EXERCISING THE OPTION TO BUY, SUBSCRIBED AND CELEBRATED BY THE MINING COOPERATIVE "LITORAL LTDA." AND THE MINING COMPANY ASC BOLIVIA LDC. (BOLIVIAN BRANCH) FOR THE AMOUNT OF ONE HUNDRED AND FIFTY THOUSAND 00/100 AMERICAN DOLLARS ($US150,000). -----------------------

******************************************************************************

In La Paz city, at ten thirty of the thirty first day of July of nineteen ninety six. Before me, lawyer KATHERINE RAMIREZ DE LOAYZA, Public Notary of this Judicial District and witnesses that are mentioned and sign at the end, were present for one side: Mr. JOSE TICONA QUISPE, with ID one million two hundred and sixty seven thousand five hundred and thirty four Potosin ELISEO QUISPE CALCINA, with ID one million two hundred and sixty four thousand nine hundred and twenty one Potosi, President and Secretary of the Administrative Council of the Mining Cooperative "Litoral Ltda.", as vendors, as certified by the power of attorney No. 428/97, issued in Uyuni by the Notary Nicolas Ugrinovio Rodriguez, dated 28 July 1997, document that will be transcribed in this writ and for the other side: Ing. JOHNNY DELGADO ACHAVAL, with ID number thirty nine thousand seven hundred and forty five La Paz, as representative for the ASC BOLIVIA LDC (BOLIVIAN BRANCH) company, as buyer; all full of age, neighbors of this city, able by right for this execution, whose identities I give faith, and so that it is inserted in the public writs and contracts registry under my charge, presented me a sale purchase writ for two exploitation mining concessions exercising the option to buy, power of attorney, documents that are literally transcribed as follows: --------------------------------------------------------

------------------------------------------------- W R I T ----------------------

NOTARY PUBLIC, DRA. KATHERINE RAMIREZ DE LOAYZA: In the public deeds registry under your charge, please insert one for the sale-purchase of two exploitation mining concessions by the exercise of the option to buy, with the following clauses: ----------------------------------------

FIRST.- (Parties).- Are parties for this contract: -----------------------------
-----------------

1.1  The Mining Cooperative Litoral Ltda., also called from now "the vendors";
and
1.2 The ASC Bolivia LDC (Bolivian Branch) company also called from now on "the buyer". --
SECOND.- (Title and Background).-

2.1 The Vendors declare themselves as the sole concessionaires of the following mining concessions for exploitation, located in the San Cristobal County, Villa Martin Province (Nor Lipez) of the Potosi Department: --------------------------

2.1.1 "Animas" with Two hundred (200) mining claims, with plaintiff's rights issued in favor of the Mining Cooperative Litoral Ltda., registered at the Notary of Mines of Tupiza through public deed No. 7/1970, dated February 11, 1970; registered in the Tupiza Mining Registry, under Entry No. 12/97, Page 5, Book "C"-3, dated April 4, 1997; and in the Real State Registry of Potosi, under Entry 10, Page 7, Book No. 26 for Mortgages in the Villa Martin Province (Nor Lipez), dated March 3, 1970; and. ----------------------------------------------

2.1.2 "Sucesivas Animas" with Eighty (80) mining claims, with plaintiff's rights issued in favor of the Mining Cooperative Litoral Ltda., registered in the Tupiza Notary of Mines with public deed No. 24/1968, dated August 15, 1968; registered in the Mining Registry of Tupiza under Entry No. 13/93, Page 50, Book "C"-2, dated March 25, 1993; and in the Real State Registry of Potosi, under Entry 23, Page 12, Book No. 26 of Mortgages of Nor Lipez province, dated September 16, 1968. ------------------------------------------------------------

2.2 Through public deed No. 173, issued by the Notary of Mines of La Paz city, on August 17, 1995, registered in the Mining Registry of La Paz, on August 21, 1995, under Entry 175, Book B and at the Tupiza Mining Registry on October 6, 1995 under Entry No. 37/95, Page 43, Book "B" 2, the Vendors gave with option to buy, with an irrevocable pledge to sell the "Animas" and "Sucesivas Animas" mining concessions detailed in previous Point 2.1.1 and 2.1.2 in favor of Mineria Tecnica Consultores Asociados "MINTEC" S.A.. The option to buy was agreed upon for two years, expiring on August 17, 1997, for the price to be paid in cash of One Hundred and Fifty Thousand American Dollars ($US150,000.00). This contract is registered in Potosi's Real State Registry under Entry 2, Page 2, Book No. 27 of Provisional Notations Nor Lipez, dated February 26, 1997. -------

Through public deed No. 111, issued at the La Paz Notary of Mines on May 13, 1996, registered in the Mining Registry in La Paz on May 22, 1996 under Entry 119, Book "B" and in the Tupiza Mining Registry, on September 7, 1996, under Entry 21/96, Page 79, Book "B"-2, Mineria Tecnica Consultores Asociados "MINTEC S.A." transferred the option to buy contract subscribed with the Vendors the previous paragraph refers to, in favor of ASC BOLIVIA LDC. This contract is registered in the Real State Registry in Potosi, under Entry 2, Page 2, Book No. 27 of Provisional Notations Nor Lipez, on July 1, 1996. ------------------------

THIRD.- (Purchase Sale).- At present, since the Buyer has given notice to the
-----------------------
Vendors, within the agreed time, its will to exercise its right to option, the Vendors sell, with all its uses, customs and servitudes, the mining concessions for exploitation called "Animas" and "Sucesivas Animas", the same are detailed in the previous Second Clause, in favor of the Buyer, ASC Bolivia LDC (Bolivian Branch), for the agreed price of One Hundred and Fifty Thousand American Dollars ($US 150,000.00). --------------------------------------------------------------

FOURTH.- (Payment of the Price).- According to that laid down in the Sixth
-------------------------------
Clause of the option contract referred to in number 2.2 of the preceding Second Clause, the amount of Seventeen Thousand American Dollars ($US 17,000.00) as advance payment and, at the signing of this writ, the remainder of One Hundred and Thirty Three Thousand American Dollars ($US 133,000.00), making a total of One Hundred and Fifty Thousand American Dollars ($US 150,000.00) agreed, to their entire satisfaction. -----------------------------------------------------

FIFTH.- (Private document).- This writ will have the value of a private document
--------------------------
until it is converted into a public deed. --------------------------------------

SIXTH.- (Acceptance and consent).- We, Jose Ticona Quispe and Eliseo Quispe
--------------------------------
Calcina, President and Secretary respectively, of the Administrative Council of the Mining Cooperative Litoral Ltda., performing as per the enclosed power of attorney that you will insert as part of the corresponding writ, for one side, and Johnny Delgado Achaval in representation of ASC Bolivia LDC (Bolivian Branch), for the other, accept all the preceding clauses. ---- You, Notary, will add the rest of the safety and style clauses. --- La Paz, July 29, 1997. --
- Signed: Eduardo Quintanilla Y. --- Lawyer. --- RUC. 1641769. --- P.M. 37818. -
- M.C.A. 000896. --- Jose Ticona Quispe. --- ID No. 1267534 Pt. --- President. - -- Eliseo Quispe Calcina. --- ID No. 1264921 Pt. --- Secretary for the Administrative Council. --- Mining Cooperative Litoral Ltda. --- VENDORS. --- Johnny Delgado Achaval. --- ID No. 39745 L.P. --- pp. ASC Bolivia LDC (Bolivian Branch). ---- BUYERS.

--------------------- TRANSCRIPTION - POWER OF ATTORNEY NO. 428/97 -------------

Notary Seal. --- Corresponds. --- Number Four Hundred and Twenty Eight. -- No. 428/97. -- Special Powers Writ granted by the Mining Cooperative "LITORAL LTDA."'s partners, in favor of the President and Secretary of the Administrative Council Mr. Jose Ticona Quispe and Eliseo Quispe Calcina.- In Uyuni city, Republic of Bolivia, at sixteen hundred hours on July twenty eight nineteen ninety seven, before me, Nicolas Ugrinovic Rodriguez, Public Notary in the District Court's jurisdiction, with permanent residence in the city, appear Mr. Rufino Quispe, ID 1240235 Pt., Francisco Calcina Quispe, ID 1267534 Pt., Felipe Colque Flores, ID 1240117 Pt., Bernardino Quispe ID 1267559 Pt., Jose Ticona Quispe, ID 1267534 Pt., Julian Huarachi Choque, ID 606809 Or., Martin Calcina Calcina, ID 1257739 Pt., Exaltacion Calcina Calcina, ID 1267540 Pt., Estanislao Llave Felix, ID 1381289 Pt., Tiburcio Ramos, ID 1257726 Pt., Pedro Calcina Quispe, ID 1267577 Pt., Gabriel Villca Calcina, ID 3663166 Pt., Benito Calcina Salvatierra, ID 1393124 Pt., Galo Calcina Quispe, ID 1381230 Pt., Hilarion Calcina Quispe, ID 1845674 Pt., Fabian Quispe Cayo, ID 1441626 Pt., Epifanio Calcina Calcina, ID, 1429460 Pt., Rafael Calcina Quispe, ID 3961591 Pt., Primo Salvatierra, ID 3976630 Pt., Felipe Gutierrez Chirinos, ID 3000670 Pt., Narciso Quispe Calcina, ID 3973423 Pt., Eliseo Quispe Calcina, ID 1264921 Pt., Calixto Chirinos Gutierrez, ID 5089384 Pt., Jacobo Quispe Calcina, ID 3976647 Pt., Raul Pacifico Quispe Calcina ID 1146276 Pt., Edgar Lopez Barco, ID 3996541 Pt., Santos Diego Calcina, ID 4013272 Pt., Constantino Calcina Quispe, ID 4157439 Potosi and Mr. Santos Quispe Huaca, ID 5087330 Pt., all full of age, bolivians, neighbors of Uyuni, able by right and as partners of the Mining Cooperative "Litoral Ltda.", confer special powers in favor of the President and the Secretary of the Administrative council, Mr. JOSE TICONA QUISPE, ID 1267534 Pt., and ELISEO QUISPE CALCINA, ID 1264921 Pt., so that on their behalf and representation proceed with the sale of the mining properties Animas and Sucesivas Animas to the ASC BOLIVIA LDC company. --- To that effect, they grant the faculties to establish prices, ways of payment, interests, terms, conditions and modes; draw and subscribe public and/or private writs and deeds; request registrations, notations, recordings, affidavits, certified copies, authentications, collect money in cash or in checks, endorse and cash these at the bank; pay licenses, taxes and rights, and, in general, all the rest of powers inherent to the mandate without limits. --- JURISTIC PERSON.- MINUTES FOR
                                                   ---------------
THE GENERAL ASSEMBLY OF

SHAREHOLDERS OF THE MINING COOPERATIVE LITORAL LTDA. --At the Leonardo Mine, Uvina County, Quijarro Province of the Potosi Department, at nineteen hundred hours of July twenty six nineteen ninety seven years, gathered all the shareholders in the presence of the Administrative and Vigilance Councils' Board of Directors, in order to deal with matters of prime importance as the transferral of the Animas and Sucesivas Animas Mines to the ASC BOLIVIA LDC company, the same was chaired by the President Jose Ticona Quispe, subject to the following agenda. --- 1.- Reading and consideration of the letter sent by ASC BOLIVIA LDC. --- 2.- Report by the Administrative President. --- 3.- Other matters. ---- TO THE FIRST.- The Secretary of the Administrative Council read the letter received from ASC BOLIVIA LDC, dated July twenty three/97, in which it makes us know of its decision to purchase the Animas and Sucesivas Animas mines. On this matter, in compliance to a document signed for the option, the shareholders' assembly grants enough powers and authorizes the sale of the aforementioned mines to ASC BOLIVIA LDC for the agreed price, as well as authorize the members of the Administrative Council, Mr. Jose Ticona Quispe and Eliseo Quispe Calcina, President and Secretary respectively, to subscribe the purchase salepublic writ and deed. Also, they must request Eng. Johnny Delgado to touch his heart and compensate for the price in some manner, and once the transactions are made, express to him, in a letter, the best wishes for the success in the fulfillment of the projects; the Assembly also recommends the directors to subscribe an additional document or annex, so that in its future work programs in such mine, the Cooperative's shareholders could be taken into account and with preference. --- TO THE SECOND.- Mr. Jose Ticona Quispe, President of the Cooperative, reported that that should happen since the company led by the excellent professional Eng. Delgado was interested, also pointed out that Engineer Delgado is ready to cooperate us in every sense and good relationships will be had, and praised his good will whenever he would be visited and that we would have a great support from the Engineer. -- TO THE THIRD. In this point the shareholders, repeatedly, requested to the authorities to propose a financial compensation to Eng. Delgado and wished that a happy agreement could be arrived to with the company. --- Since there were no other points to consider, the Assembly was ended at twenty one hours of the same day and to certify it all the shareholders sign. -- In certificates sign with the witnesses, citizens in exercise at this address, able by right Martin Quispe Flores with ID No. 1410582 Pt. and Quintin Condori, ID 1389142 Pt., before me, I give faith. --- Signed: R. Quispe. -- F Calcina Q. --- F Colque F. --- B. Quispe. --- J. Ticona Q. -- J. Huarachi Ch. --- M. Calcina C. --- E. Calcina C. ---E Llave F. --- T. Ramos. -- P. Calcina Q. --- G. Villa C. -- B. Calcina S. --
G. Calcina Q. -- H. Calcina Q. --- P. Salvatierra. --- F. Gutierrez Ch. -- N. Quispe C. --- E. Quispe C. --- C. Chirinos G. --- J. Quispe C. -- R.P. Quispe C.--E. Lopez B. --- S. Diego C. --- C. Calcina Q. --- S. Quispe E. --- Grantors. ---Signed: M. Quispe F. --- Q. Condori. --- Witnesses. --- Nicolas Ugrinovic Rodriguez. --- Public Notary. --- Sign and Seal of the Notary. --- I authorize, sign and seal. Give faith. --- Seal and signature: Nicolas Ugrinovic Rodriguez. ---Public Notary. --- Uyuni - Bolivia. --- Notary Seals and Signs.--

--------------------- TRANSCRIPTION OF THE TRANSFER TAX PAYMENTS ---------------

Form. 173. --- Orden No. 0097228. --- Period: 07-97. --- Name or Trade Name:
Mining Cooperative Litoral Ltda. --- Heading 1. --- Capital shares, other real state property and rights: mining concessions called ANIMAS SUCESIVAS ANIMA. --- Transmission or alienation date: 29-07-97. --- Heading 2. --- Determination of the Taxable Base and the Tax. --- Point a) Appraisal for the tax for properties. 013 787.500. --- e) payment of the tax cod. 563: 23.625. ---

Heading 3. ---Point a) Tax determined cod. 909. --- treasury: 23.625. --- f)
Subtotal: 23.625.- g) Difference 23.625. - 11) Difference for the treasury:
23.625. - n) Difference: 23.625. --- o) Definitive remainder in favor of the treasury cod. 996: 23.625. --- Original Signed Statement X. --- Heading 4. --- Evidence of payment: Twenty three thousand six hundred and twenty five 00/100 bolivianos. --- Cod. 576: Bs. 23.625. --- Seal from the Banco de Credito S.A. ---La Paz. ---July 31, 1997. --- Mario Angel Guardia Morales. --- Terminal Cashier. ---Heading 6. --- Last Name, Name or Trade Name. --- Cooperativa Minera Litoral Ltda. -- Mining concession ANIMAS with 200 claims. -- Mining concession SUCESIVAS ANIMAS with 80 claims. --- % Particip. 100. --- Buyer or transferee:
ASC BOLIVIA LDC (Bolivian Branch) mining concession ANIMAS with 200 claims, mining concession SUCESIVAS ANIMAS with 80 claims. --- % Particip. 100. ---Place La Paz. - Day 31. Month 07.- Year 1997. -- Signature description. --Mining Cooperative Litoral Ltda. -- Charge: Shareholders. ----------------------------

------------------------------------------- C O N C L U S I O N ----------------

It is according to the original writ and payment form, which numbered and signed by me, the Notary, have been added to the collection of documents of their class, according to articles thirty one of the Notary Law, twelve hundred and eighty seven of the Civil Code and two hundred and seventy nine of the Judicial Organization Law. Thus, those appearing, approve and ratify the contents of this public deed, and are compelled to its faithful and strict observance and in its affidavit, in the manner and way that there is place in right sign together with the witnesses, citizens Pedro Aruquipa Benito and Jael Alarcon Gutierrez, full of age, able by right; I give faith . --- Signed: Jose Ticona Quispe. --- ID 1267534 Pt. --- President. --- Eliseo Quispe Calcina ID 1264921 Pt. --- Secretary for the Administrative Council. --- Mining Cooperative Litoral Ltda. -
- VENDORS. --- Johnny Delgado Achaval. --- ID 39745 L.P. --- pp. ASC Bolivia LDC (Bolivian Branch). --- BUYERS. --- Pedro Aruquipa Benito. - Jael Alarcon Gutierrez. --- Witnesses. --- Before me: Katherine Ramirez de Loayza. - Lawyer 048903. - First Class Notary Public. - La Paz - Bolivia 051.--------------------

******************************************************************************

AGREES.- This affidavit with the original it refers to, which I authorize, sign, seal in the place and date of its issuance. I GIVE FAITH. ----------------------

     (SEAL)                                            (Signed)
                                          Dra. Katherine Ramirez de Loayza
                                              FIRST CLASS NOTARY PUBLIC
                                                 LA PAZ - BOLIVIA 051